EXHIBIT 10.62

On the month of May of the year 2011 this present JOINT VENTURE CONTRACT is established for the EXPLORATION, EXPLOITATION AND MINERAL TRADE celebrated on one hand by Mr. HERIBERTO MENDOZA MARTÍNES who henceforth will be known as “the ASSOCIATE” represented in this act by Mr. Marcelino Anguiano Garibay in his personality as Legal Proxy, fact he accredits through Public Writing number 17,602 before testimony of Mr. Raúl Oscar Gordillo Lozano, Title Holder of Notary Public number 1 of this demarcation and same that has not been revoked to date; and on the other hand, the corporation AMERICAN METAL MINING, S. A. DE C. V., that henceforth will be known as “the ASSOCIATING PARTNER” , represented in this act by its Legal Proxy Mr. Ramiro Trevizo Ledezma, same persons who extend the following Declarations and Clauses:

DECLARATIONS

I) THE ASSOCIATE through its Proxy, who accredits him by Public Writing number 17,602 before testimony of Raúl Oscar Gordillo Lozano, Title Holder of Notary Public number 1 of this demarcation and same that has not been revoked to date, likewise state to be registered in Secretary of Income Tax and Public Credit with Federal Taxpayers Registry number NEHM 740107 FN3 and to be current in all of his fiscal obligations and his fiscal address to be Calle Pedro Núñez number 280, of Colonia Abelardo L. Rodríguez, locality of of Santiago of the Municipality of Manzanillo, Colima, states to be the owner of the claim or of the future claim to be called “Tania”, located in the Pedro Núñez Ejido within the Municipality of Manzanillo, State of Colima, and with file number 102/00407, same that is added to this present contract as appendix “A” in which the surface is included, the measures, limits and coordinates:

Name	TANIA
File	102/00407
Surface	3,233-01-47 Hectares
Location	Manzanillo, Colima

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… Mexican just as is evinced in Public Writing number 17,227 granted on the 4th December 2006 before testimony of Mr. Eugenio Fernando García Russek, applicant to the Exercise of Notary Public and ascribed to Public Notary number 28 of the Morelos Judicial District, State of Chihuahua and acting per license of the office’s title holder Felipe Colomo Castro, Attorney at law and instrument that was duly inscribed in the Public Registry of Property and Commerce f said district under electronic mercantile folio number 23,327*10 as of the 22nd December 2006, and reason why he enjoys the personality and necessary as well as sufficient capacity to intervene in this present judicial act, being its economic activity the exploration, opening, exploitation and trade of all kinds of metals and non metallic (minerals)---------------------------------------------------------------------------------------

III. The ASSOCIATING PARTY continues to state that he enjoys the necessary mandates, faculties and powers in order to subscribe this present contract in representation of AMERICAN METAL MINING, S. A. DE C. V., as evidence of such is given in the document of the foregone numeral, and same that have not been restrained, limited, suspended or revoked to date---------------------------------------------------------------------------

CLAUSES

FIRST: The ASSOCIATE contributes in an exclusive manner the claim or future concession to be named “Tania” for exploration, exploitation and trade purposes of the minerals in favor of the ASSICIATING PARTY----------------------------------------------------

SECOND: The ASSICIATING PARTY obliges himself to carry out the paper work for the obtainment of the necessary permits for exploring, exploiting and trade of the claim or future concession to be named “Tania”---------------------------------------------------------------

THIRD: The ASSOCIATE commits itself jointly with the ASSOCIATING PARTY to deal with the “Ejido” and before the legitimate holders of the land where the claim is located or the future concession “Tania”, and to negotiate in a collective manner the contributions that have to be carried out in order to undergo exploration, exploitation and trade of (line skip of text) … within a time terms not to exceed 120 natural days as of the obtainment of the Concession Titles issued by the Secretary of the Economy as otherwise, the contract will be cancelled automatically without the need of a judicial or extra judicial notification-----------

FIFTH: The ASSOCIATING PARTY will be the only entity in charge of exploring, exploiting, haulage and trade of all kinds of minerals and non metallic (minerals) extracting from exploiting the mine and at the claim or future concession to be named “Tania”.---------

SIXTH: The ASSOCIATING PARTY commits itself to hold in inside yard a total o 3,000 (three thousand tons) as a guarantee of payment for mineral exported to outside yards-------

SEVENTH: The ASSOCIATING PARTY will be the only entity authorized to chose and contract personnel to work at claim or at future concession to be named “Tania”--------------

EIGHTH— DURATION: The duration of this present contract will hold for as long as the extraction and trade of 6’000,000 (six million tons) of finished product and its trade lasts, and can be automatically extended at every 6’000,000 tons arrived at until the expiration of the title of this future concession; this contractual obligation will be optional for the ASSOCIATING PARTY and obligatory for the ASSOCIATE who, during the duration of this present contract will not be able to sell, rent, transfer or carry out any negotiation regarding the claim or mining concession named “Tania” under file number 102/00407 and on a surface of 3,233-01-47 Hectares------------------------------------------------------------------

NINTH—PRICE: Both PARTIES agree that the first 500,000 tons of mineral extracted from the claim or from the future concession “Tania”, will commit the ASSOCIATING PARTY to extend in favor of the ASSOCIATE an amount of $6.00 (six Dollars) per ton and that once this amount of mineral is taken out from underground, the ASSOCIATING PARTY will pay to the ASSOCIATE $7.00 (seven Dollars) per ton. The ASSOCIATE authorizes the ASSOCIATING PARTY to carry out payments into account number 322271724 40031279025 of the banking institution (line skip) … amount and will do so in the following manner: A) $50,000.00 Dollars (fifty thousand Dollars) as of the signature oft his present instrument; B) the balance of $50,000.00 Dollars (fifty thousand Dollars) will be covered by the ASSOCIATING PARTY in three partial payments of $16,666.66 Dollars, Added Tax included on the date line of each 3rd (third) day of the months of June, July and August of this present year having previously obtained the corresponding invoice on the part of the ASSOCIATE in order to carry out the corresponding payments on the stated date; C) Of each shipment as of the fourth shipment, the ASSOCIATING PARTY will discount 15% (fifteen per cent) of each ton until the mentioned advanced if covered as described in the Tenth Clause--------------------------------------------------------------------------

Subsections A) and B) The official fiscal voucher for the totality of the amount expended will be issued and delivered by the ASSOCIATE, who is duly inscribed in the (SAT—Tax Administration System) with Federal Taxpayers Registry number MEH 740107 FN3 to the ASSOCIATING PARTY prior to each of the payments in order to carry out the corresponding expenditures-----------------------------------------------------------------------------

ELEVENTH: The ASSOCIATING PARTY commits himself to carry out payments for material extracted and traded upon a volume base of 10,000 (ten thousand tons) which must have their weight and quality certificates before shipment-----------------------------------------

TWELFTH: The ASSOCIATE, in this act, grants to the ASSOCIATING PARTY 15 natural days of grace in order for him to make up for the partial payments established in the foregoing clause------------------------------------------------------------------------------------------

THIRTEENTH: During the duration of this present contract the ASSOCIATE commits itself to pay to the ASSOCIATING PARTY a conventional penalty equivalent to 2’500,000.00 (two million and five hundred thousand American Dollars) in case of transgression, violation or non compliance to any of the clauses herein-------------------------

FOURTEENTH— ADDRESSES AND CONTACT TELEPHONES: PARTIES convene that for anything referring with the execution and compliance with the terms and conditions of this present instrument, as well as to carry out announcements, notifications and (Text skip) -------------------------------------------------------------------------------------------------------

Heriberto Mendoza Martínez Calle Pedro Núñez number 280 Col. Abelardo L. Rodríguez Localidad Santiago Manzanillo, Colima Private Phone: 314 335 1727	American Metal Mining, S. A. de C. V. Calle California number 5101 Int. 206 Col. Haciendas de Santa Fe Chihuahua, Chihuahua C. P. 31215 Office Phone: 614 200 8482–84 Cel. Phone: 614 196 1023

FIFTEENTH— APPLICABLE LAW: This present instrument Hill abide and Hill be interpreted in conformity with the Minino Law, its Rulings and the Federal Civil Code, among other aplicable and current legal dispositions within the United Status of Mexico----

SIXTEENTH—JURISDICTION: In case any controversy may arise related with the validity, intention, interpretation, execution or compliance to this contract, PARTIES agree expressly to submit same before the competent courts of law of the Morelos Judicial District, State of Chihuahua and renouncing as of this moment to any other jurisdiction that might correspond to them by reason of their present or future domiciles or by any other reason------------------------------------------------------------------------------------------------------

The above having been read to the appearing parties and these in the knowledge of its worth, reach and legal consequences, stated their conformity to its content and sign it as proof thereof in the City of Manzanillo, Colima on the 3rd day of the month of May of this year------------------------------------------------------------------------------------------------

THE ASSOCIATE HERIBERTO MENDOZA MARTÍNEZ Represented by his LEGAL PROXY MARCELINO ANGUIANO GARIBAY	THE ASSOCIATING PARTY AMERICAN METAL MINING S. A. DE C. V. Represented by its Proxy: MR. RAMIRO TREVIZO LEDEZMA

WITNESSES

ENRIQUE FERNÁNDEZ IBAÑEZ ATTORNEY AT LAW	FRANCISCO JAVIER PEDROZA IBARRA

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CERTIFICATION

That the signatures written at the bottom of this present contract are authentic and belong to Messrs., Ramiro Trevizo Ledezma and Marcelino Anguiano Garibay as they were placed in my presence and who stated to be the same they use in all of their activities both public and private--------------------------------------------------------------------

I, Public Notary certify and so give faith that: I know the appearing parties who in my judgment enjoy the civil capacity to contract and oblige themselves as per law-----------

Reason of the above was taken in the Certifications Book of this Notary Public in my charge in the city and port of Manzanillo, Colima on the 3rd day of the month of May of the year 2011. I SO GIVE FAITH----------------------------------------------------------------

THE ASSOCIATE HERIBERTO MENDOZA MARTÍNEZ Represented by his LEGAL PROXY MARCELINO ANGUIANO GARIBAY	THE ASSOCIATING PARTY AMERICAN METAL MINING, S. A. DE C. V. Represented by its Legal Proxy RAMIRO TREVIZO LEDEZMA

WITNESSES

ENRIQUE FERNÁNDEZ IBÁÑEZ ATTORNEY AT LAW	FRANCISCO JAVIER PEDROZA IBARRA

BEFORE ME
RENÉ MANUEL TORTOLERO SANTILLANA
TITLE HOLDER OF PUBLIC NOTARY NUMBER 4
MANZANILLO, COLIMA

There follow identification Federal Voters Institute Cards of Messrs:

Marcelino Anguiano Garibay	(Certified by Notary)
Francisco Pedroza Ibarra	(Certified by Notary)
Enrique Fernández Ibáñex	(Certified by Notary)
Ramiro Trevizo Ledezma	(Certified by Notary)

End of document: Seal of the Public Notary René Manuel Tortolero Santillana as testimonial of faith to this document-

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